497(e)

033-75292

The Variable Annuity Life Insurance Company Separate Account A

Portfolio Director, Portfolio Director 2, Portfolio Director Plus

Fixed and Variable Deferred Annuity

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2005

The Variable Annuity Life Insurance Company ("VALIC") filed an application with the SEC requesting permission to replace certain of the Variable Account Options offered in Portfolio Director. If the SEC gives permission, VALIC will move the assets from the Variable Account Options being replaced to the new Variable Account Options. This process is called a "Fund Substitution." Pending the SEC approval, we have scheduled the Fund Substitution to occur over the three-day Memorial Day Holiday weekend in May 2006 because the New York Stock Exchange is closed during that time.

VALIC believes that the proposed Fund Substitution is in the best interest of contract holders and participants. In each case, the new Variable Account Option will have substantially the same investment objective, practices and restrictions as the Variable Account Option being replaced; however, the expenses will be less than the Variable Account Option being replaced.

Please note that:

  No action is required on your part at this time.
  The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.
  You will not bear any expenses relating to the substitutions.
  On the effective date of the substitution, the value of your investment in the Variable Account Options will be the same as before the substitution.
  After the Fund Substitution, the Replaced Funds will not be an available Variable Account Option in Portfolio Director.
  The substitution will have no tax consequences for you.

Until the Fund Substitution date, you may transfer amounts in your Contract among the current Fixed and Variable Account Options, as usual, subject to applicable limitations in place to deter potentially harmful excessive trading. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

Replaced Fund	Replacement Fund
Evergreen Fundamental Large Cap Fund	Large Cap Core Fund
Evergreen Equity Income Fund	Broad Cap Value Fund
American Century Ultra Fund	VALIC Ultra Fund
AIM Large Cap Growth	Large Capital Growth Fund
Janus Fund
Putnam New Opportunities Fund
MSIF Mid Cap Growth Fund	Mid Cap Strategic Growth Fund
Putnam OTC Fund
SIT Mid Cap Growth Fund
Evergreen Special Values Fund	Small Cap Special Values Fund
SIT Small Cap Growth Fund	Small Cap Strategic Growth Fund
Evergreen Special Equity Fund
Credit Suisse Small Cap Growth Fund	Small Cap Aggressive Growth Fund
Janus Adviser Worldwide Fund	Global Equity Fund
Putnam Global Equity Fund
Templeton Global Asset Allocation Fund	Global Strategy Fund
Templeton Foreign Fund	Foreign Value Fund
Dreyfus Basic U.S. Mortgage Securities Fund	Capital Conservation Fund

You will receive a confirmation of the transaction when the Fund Substitution is complete. In the meantime, if you have any questions please contact our Client Care Center at 1-800-448-2542.

Variable Account Options

The VALIC Company I Science & Technology Fund has added RCM Capital Management LLC ("RCM") as a Sub-Adviser.

The VALIC Company I International Growth I Fund has added two additional sub-advisers, AIM Capital Management, Inc. and Massachusetts Financial Services Company.

Please see your VALIC Company I prospectus for more information on fund sub-advisers.

The following paragraphs should be inserted as part of the "General Information" section on page 11:

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered by the American Home guarantee, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

On page 27 of the prospectus, please add the following after Other Tax Charges:

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.
  The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.
  Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.
  The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.
  The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.
  The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

  The frequency of Purchase Payments for your retirement program.
  The size of your retirement program.
  The amount of your retirement program's periodic Purchase Payment.
  The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

The paragraph below should be inserted as part of the "Financial Statements" section on page 39:

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI by calling 1-800-428-2542 or sending a written request to our Home Office.

Please keep this supplement with your prospectus.

March 1, 2006

VL 10855-D